UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 6, 2005

Group 1 Automotive, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13461	76-0506313
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

950 Echo Lane, Suite 100, Houston, Texas		77024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-647-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information contained below in "Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers" under the heading "Resignation of Chief Financial Officer" is also responsive to Item 1.01 and is incorporated herein by reference.

On December 5, 2005, and in connection with the resignation of Robert T. Ray as Senior Vice President, Chief Financial Officer and Treasurer of Group 1 Automotive, Inc. (the "Company"), the Company and Mr. Ray entered into a Severance Agreement (the "Severance Agreement"). Mr. Ray’s separation from the Company will be effective on December 15, 2005 (the "Separation Date").

Under the Severance Agreement, the Company agreed to make a lump sum payment of $496,400 on the Separation Date, less customary and required withholdings, representing a severance payment equal to six months base salary and the payment of a bonus for 2005. In addition, the Company agreed to provide, at the Company’s expense, outplacement assistance to Mr. Ray for a period of time to be mutually agreed upon by the Company and Mr. Ray, as well as the use of a demonstrator vehicle until February 28, 2006. The Severance Agreement also provides that Mr. Ray will keep certain personal communications and computer equipment provided by the Company and contains mutual releases by Mr. Ray and the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of Chief Financial Officer

On December 6, 2005, the Company announced that Robert T. Ray, Senior Vice President, Chief Financial Officer and Treasurer of the Company, was resigning from the Company effective December 15, 2005.

A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated in this Item 5.02 by reference.

Appointment of New Chief Financial Officer

On December 8, 2005, the Company announced the appointment of John C. Rickel as Senior Vice President and Chief Financial Officer, effective December 20, 2005.

A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated in this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release of Group 1 Automotive, Inc., dated December 6, 2005.

99.2 Press release of Group 1 Automotive, Inc., dated December 8, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group 1 Automotive, Inc.

December 8, 2005	By:	Jeffrey M. Cameron

Name: Jeffrey M. Cameron
Title: Vice President, Legal Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release of Group 1 Automotive, Inc., dated December 6, 2005.
99.2	Press release of Group 1 Automotive, Inc., dated December 8, 2005.